KONINKLIJKE AHOLD N.V.

                                 Debt Securities

                             Underwriting Agreement

                                                            -------------, ----

Ladies and Gentlemen:

          1. Introductory. Koninklijke Ahold N.V. (Royal Ahold), a public company with limited liability organized under the laws of The Netherlands, and with its corporate seat in Zaandam (municipality Zaanstad), The Netherlands (the "Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) (the "Debt Securities"). Debt Securities may be convertible into common shares of the Company, par value NLG 0.50 per share ("Common Shares"). The Debt Securities will be issued under an indenture, dated as of __________, _____ (the "Indenture"), between the Company and ______________________, as Trustee (the "Trustee"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and, in the case of Debt Securities that are convertible at the option of holders into Common Shares ("Convertible Debt Securities"), conversion prices and the terms and conditions relating to such conversion rights, and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale.

          Particular series of the Debt Securities will be sold pursuant to a Terms Agreement referred to in Section 3 in the form of Annex A attached hereto, for resale in accordance with the terms of offering determined at the time of sale. The Debt Securities involved in any such offering are hereinafter referred to as the "Securities". The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in the second sentence of Section 3) shall mean the Underwriters.

          Pursuant to the Terms Agreement referred to in Section 3, the Underwriters may have the right to elect to take delivery of some or all of the Securities in the form of Debt Securities or in the form of American Depositary Notes (the "ADNs"). The ADNs are to be issued pursuant to an amended and restated deposit agreement specified in the Terms Agreement (the "Deposit Agreement"), among the Company, the depositary specified in the Terms Agreement (the "Depositary"), and the registered holders from time to time of the American Depositary Note Receipts (the "ADNRs") issued by the Depositary and evidencing the ADNs. Each ADN will initially represent the right to receive Debt Securities deposited pursuant to the Deposit Agreement in the principal amount specified in the Terms Agreement. Except as the context may otherwise require, references to "Securities" shall include Debt Securities in the form of ADNs. In the case of Debt Securities that are Convertible Debt Securities, if so specified in the Terms Agreement referred to in Section 3, such Debt Securities may be convertible into Common Shares.

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) A registration statement on Form F-3 (No. 333-____), including a prospectus relating to the Debt Securities, has been filed with the Securities and Exchange Commission (the "Commission") and has been declared effective by the Commission. The various parts of such registration statement, as amended at the time of the execution of the Terms Agreement referred to in Section 3, including all exhibits thereto (but excluding the Trustees' Statements of Eligibility on Form T-1) and the documents incorporated by reference in the prospectus contained in such registration statement at the time of execution of the Terms Agreement referred to in
     Section 3, are hereinafter collectively referred to as the "Registration Statement"; any prospectus included in the Registration Statement at the time it became effective or in any post-effective amendment thereto filed prior to the time of execution of the Terms Agreement referred to in
     Section 3 at the time such amendment became effective or filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") of the rules and regulations of the Commission (the "Rules and Regulations") under the Securities Act of 1933, as amended (the "Act"), prior to the time of the execution of the Terms Agreement referred to in
     Section 3, as supplemented by a preliminary prospectus supplement reflecting the proposed terms of the offering of the Securities that is filed with the Commission pursuant to and in accordance with Rule 424(b) prior to the time of the execution of the Terms Agreement referred to in
     Section 3, including all material incorporated therein by reference, is hereinafter referred to as a "Preliminary Prospectus", and the prospectus included in the Registration Statement, as supplemented by a prospectus supplement as contemplated by Section 3 to reflect the terms of the offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Prospectus or Preliminary Prospectus, as the case may be. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.

          (b) The Registration Statement relating to the Debt Securities, on the effective date thereof, and any Preliminary Prospectus, as of its date, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement and the Prospectus, on the date of the Terms Agreement referred to in Section 3, will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that the foregoing representations do not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter specifically for use therein.

          (c) The documents incorporated by reference into the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and none of such documents when so filed included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and each document, if any, hereafter filed and so incorporated by reference in the Prospectus and any further amendment or supplement thereto (other than documents incorporated by reference therein relating solely to an offering of securities other than the Securities) when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing representations do not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter specifically for use therein.

          (d) If, pursuant to the Terms Agreement referred to in Section 3, the Underwriters have the right to take delivery of some or all of the Debt Securities in the form of ADNs, a registration statement on Form F-6 (No. 333-9378) in respect of the ADNs has been filed with the Commission and has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time of the Terms Agreement referred to in Section 3, being hereinafter called the "ADN Registration Statement"); the ADN Registration Statement when it became effective conformed, and any further amendment thereto when it becomes effective will conform, in all material respects to the requirements of the Act and the Rules and Regulations; the ADN Registration Statement when it became effective did not, and any further amendment thereto when it becomes effective will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, on the date of any Terms Agreement referred to in Section 3, the ADN Registration Statement will conform in all material respects to the requirements of the Act and the Rules and Regulations and it will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Neither the Company nor any of the Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included in the Prospectus or incorporated by reference therein, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in either case material to the Company and its subsidiaries taken as a whole and otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or consolidated long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or the officers and directors of the Company, otherwise than as set forth or contemplated in the Prospectus. As used in this Agreement, the term "Significant Subsidiary" refers to Albert Heijn B.V., BI-LO Inc., Giant Food Stores, Inc., Ahold Vastgoed B.V., Tops Markets, Inc., Giant Food Inc. and The Stop & Shop Companies, Inc.

          (f) The Company has been duly incorporated and is validly existing under the laws of The Netherlands as a legal entity in the form of a "naamloze vennootschap" (a public company with limited liability), with corporate power and corporate authority to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where applicable) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing (where applicable) under the laws of its jurisdiction of incorporation.

          (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; in the case of Debt Securities that are Convertible Debt Securities, the holders of outstanding shares of capital stock of the Company will not be entitled to preemptive or other rights to acquire the Common Shares issuable upon conversion thereof, such rights (if applicable) having been excluded by resolution of the Corporate Executive Board which has been approved by the Supervisory Board in accordance with the Articles of Association of the Company, the Corporate Executive Board being entitled to exclude such rights with respect to Common Shares by authorization of the general meeting of shareholders.

          (h) The Securities to be issued and sold by the Company to the Underwriters under the Terms Agreement referred to in Section 3 have been duly and validly authorized and, when the Securities are issued, authenticated and delivered in accordance with the provisions of the Indenture and pursuant to such Terms Agreement against payment therefor as provided therein, will constitute valid and legally binding instruments, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; the Securities conform in all material respects to the description thereof contained in the Prospectus.

          (i) If, pursuant to the Terms Agreement referred to in Section 3, the Underwriters have the right to take delivery of some or all of the Securities in the form of ADNs, the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; upon issuance by the Depositary of ADNRs evidencing ADNs and the deposit of Debt Securities in respect thereof in accordance with the provisions of the Deposit Agreement, such ADNRs will be duly and validly issued and the persons in whose names the ADNRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADNRs conform in all material respects to the descriptions thereof contained in the Prospectus.

          (j) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; the Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus.

          (k) If the Debt Securities are Convertible Debt Securities, the Common Shares initially issuable upon conversion thereof (i) will have been duly and validly authorized, (ii) when such Common Shares are issued and delivered upon such conversion, will be duly and validly issued, provided that upon conversion pursuant to the terms thereof at least the nominal value of such Common Shares and any premium is paid up, and fully paid and non-assessable and will conform to the description of the Common Shares contained in the Prospectus, and (iii) when such Common Shares are issued and delivered, may be freely deposited with the depositary for the Common Shares against issuance of American depositary receipts evidencing American depositary shares, as provided in the Deposit Agreement, dated January 20, 1998 among the Company, the Bank of New York, as depositary and all owners and beneficial owners from time to time of the American depositary receipts issued thereunder.

          (l) The issue and sale of the Securities to be sold by the Company under the Terms Agreement referred to in Section 3, the issuance of Common Shares (if the Debt Securities include Convertible Debt Securities) and, if applicable, the deposit of the Debt Securities with the Depositary against issuance of ADNRs evidencing the ADNs and the compliance by the Company with all of the provisions of such Securities, this Agreement, such Terms Agreement, the Indenture and, if applicable, the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Association of the Company or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Significant Subsidiaries or any of their properties; and no Governmental Authorizations are required for the issue and sale of the Securities or, if applicable, for the deposit of the Debt Securities with the Depositary against issuance of ADNRs evidencing ADNs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement, the Terms Agreement referred to in Section 3 and the Indenture, except (A) the registration under the Act of the Securities and, if applicable, the ADNs, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside The Netherlands and the United States in connection with the purchase and distribution of the Securities by or for the account of the Underwriters.

          (m) Neither the Company nor any of its majority-owned subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; provided, however, that this provision shall not apply to stabilization or other activities conducted by the Underwriters or on their behalf, as described in the Prospectus.

          (n) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (x) if applicable, the deposit with the Depositary of Debt Securities by the Company against issuance of ADNRs evidencing ADNs, (y) the sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters or (z) the sale and delivery outside The Netherlands by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated in this Agreement, the Terms Agreement and the Indenture and no withholding on account of any Dutch taxes is required with respect to payments made to holders of the Securities as provided therein and in the Indenture.

          (o) No capital gains, income, or withholding taxes are payable by or on behalf of the Underwriters to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (x) if applicable, the deposit with the Depositary of Debt Securities by the Company against issuance of ADNRs evidencing ADNs, (y) the sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters or (z) the sale and delivery outside The Netherlands by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated in this Agreement and the Terms Agreement, provided that: (1) the Underwriter is not a resident or deemed resident of The Netherlands; (2) the Underwriter does not have an enterprise which in its entirety or in part carries on business in The Netherlands through a permanent establishment or permanent representative to which or to whom the Securities or ADNs are attributable, or to which or to whom the Securities or ADNs belong; and (3) the Underwriter does not and will not, as a result of the transactions referred to in clauses (x), (y) and/or (z) referred to above, have a substantial interest or deemed substantial interest as defined in Article 20a of the Dutch Income Tax Act in the share capital of the Company or, in the event that there is such an interest, such interest belongs to the business of an enterprise.

          (p) The statements set forth in the Prospectus under the caption "Taxation--U.S. Taxation" and, if applicable, "Description of American Depositary Receipts Relating to Notes of Royal Ahold", insofar as they purport to describe the provisions of the laws referred to therein or to provisions of documents therein described, are accurate, complete and fair in all material respects.

          (q) The statements set forth in the Prospectus under the caption "Taxation--Netherlands Taxation" insofar as they relate to matters of Dutch tax law or regulation or to provisions of documents therein described, are true and accurate in all material respects.

          (r) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably likely, individually or in the aggregate, to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others.

          (s) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (t) The  Company  and  each of its  subsidiaries  have  all  licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their businesses as described in the Prospectus except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which individually or in the aggregate, will not have a material adverse effect on the general affairs, consolidated financial position or results of operation of the Company and its subsidiaries taken as a whole.

          (u) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

          (v) Deloitte & Touche, Registeraccountants, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the Rules and Regulations.

          3. Purchase and Offering of Securities. The obligation of the Company to issue and sell any Securities, the obligation of the Underwriters to purchase the Securities will be set forth in a Terms Agreement (the "Terms Agreement") which shall be in the form of an executed writing (which may be handwritten), and may be evidenced by an exchange of telegraphic or any other rapid transmission device designed to produce a written record of communications transmitted at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the following: the firm or firms which will be Underwriters; the names of any Representatives; the aggregate principal amount of the Securities; the principal amount of Securities to be purchased by each Underwriter; the initial public offering price of the Securities; the purchase price to be paid by the Underwriters, the terms of the Securities not already specified in the Indenture, including, but not limited to, dates of payment and rate of interest, if any, maturity, any redemption or repayment provisions and any sinking fund requirements, and whether the Underwriters have the right to take delivery of some or all of the Securities in the form of ADNs and, if so, the terms for exercise thereof. The Terms Agreement will also specify the place of delivery and payment for the Securities and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Securities.

          The time and date of delivery and payment of the Securities will be the time and date specified in the Terms Agreement, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery of the Securities (such time and date, being herein and in the Terms Agreement referred to as the "Closing Date").

          The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. The Securities delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

          4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to ________, counsel for the Underwriters, one copy of the Registration Statement relating to the Debt Securities and, if the Underwriters have the right to elect to take delivery of some or all of the Securities in the form of ADNs, one copy of the ADN Registration Statement, including all exhibits, in the form in which each became effective and of all amendments thereto and that, in connection with each offering of Securities:

          (a) The Company will prepare the Prospectus in a form approved by the Representatives and will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Act not later than the Commission's close of business on the second business day following execution and delivery of the Terms Agreement referred to in Section 3 and will make no further amendment to the Registration Statement or amendment or supplement to the Prospectus (other than those relating solely to an offering of securities other than the Securities) prior to the Closing Date which in any case shall be disapproved by the Representatives promptly after reasonable notice thereof.

          (b) During the time when a prospectus relating to the Securities is required to be delivered under the Act, (i) the Company will advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed (other than those relating solely to an offering of securities other than the Securities) and furnish the Representatives copies thereof;
     (ii) the Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14(d) or 15(d) of the Exchange Act subsequent to the date of the Prospectus; (iii) the Company will advise the Representatives promptly of any request by the Commission for the amending or supplementing of the Registration Statement or of any part thereof or for additional information (other than solely in respect of an offering of securities other than the Securities), and will advise the Representatives promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued; and (iv) the Company will advise the Representatives promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose.

          (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or to file under the Exchange Act any document to be incorporated by reference in the Prospectus in order to comply with the Act, the Trust Indenture Act or the Exchange Act, the Company promptly will notify the Representatives and at the Representatives' request file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, or the document that will be filed under the Exchange Act so as to be incorporated by reference in the Prospectus, which will correct such statement or omission or effect such compliance, provided, that in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities or, if applicable, ADNs at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, the Company promptly will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

          (d) If necessary, the Company will promptly from time to time take such action as the Representatives may reasonably request to qualify the Securities for offering and sale and to determine their eligibility for investment under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general or unlimited consent to process in any jurisdiction.

          (e) The Company will make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158 under the Act).

          (f) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any Preliminary Prospectus and the Prospectus and during the time when a prospectus relating to the Securities is required to be delivered under the Act, all amendments and supplements to such documents (other than those solely relating to an offering of securities other than the Securities), in each case as soon as available and in such quantities as are reasonably requested.

          (g) The Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Debt Securities and, if applicable, the ADNs under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADN Registration Statement (if applicable), any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing any Agreement among Underwriters, any Selling Agreements, this Agreement, any Terms Agreement, the Deposit Agreement (if applicable), the Indenture, any Blue Sky Memorandum, Legal Investment Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) if applicable, all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(d), including the reasonable fees and disbursements of counsel for the Underwriters in connection with any Blue Sky Memorandum or Legal Investment Survey; (iv) any fees charged by securities rating services for rating the Securities;
     (v) the cost of preparing the Securities; (vi) the fees and expenses (including fees and disbursements of counsel) of the Trustee under the Indenture; (vii) the fees and expenses of the Authorized Agent (as defined in Section 12); (viii) if applicable, the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADNs (other than the Underwriters in connection with the initial purchase of ADNs, if any, pursuant to a Terms Agreement referred to in Section 3); (ix) if applicable, except as provided below, all stamp or transfer taxes, if any, arising as a result of the deposit by the Company of the Debt Securities with the Depositary, if applicable, and the issuance and delivery of the ADNRs evidencing ADNs in exchange therefor by the Depositary to the Company, of the sale and delivery of the Debt Securities by the Company to or for the account of the Underwriters and by the Underwriters to each other and to or for the account of the initial purchasers thereof in the manner contemplated hereunder; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, travel expenses and any advertising expenses incurred in connection with the transactions contemplated hereby.

          (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement and the Terms Agreement referred to in Section 3 in the manner specified in the Prospectus under the caption "Use of Proceeds".

          (i) If the Underwriters have the right under the Terms Agreement referred to in Section 3 to take delivery of some or all of the Securities in the form of ADNs and if they have elected to take delivery of some or all of the Securities in the form of ADNs, prior to the relevant Closing Date, the Company will deposit the relevant Debt Securities with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise will comply with the Deposit Agreement so that ADNRs evidencing the requisite number of ADNs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Debt Securities and delivered to the Underwriters on the Closing Date.

          5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject, in their discretion, to the truth and accuracy of the representations and warranties on the part of the Company herein at and as of the Closing Date, to the truth and accuracy of the written statements of Company officers made pursuant to the provisions hereof at and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the Closing Date, of Deloitte & Touche, Registeraccountants, in form and substance satisfactory to the Representatives, to the effect set forth in Annex B hereto.

          (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) of the Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or, if applicable, the ADN Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall have been threatened by the Commission. All requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

          (c) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the Rules and
     Regulations), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company, with possible negative implications; (ii) any suspension for more than two hours or material limitation in trading in securities generally on the New York Stock Exchange or the AEX-Stock Exchange; (iii) any suspension for more than two hours or material limitation in trading in the Company's securities on the New York Stock Exchange or the AEX-Stock Exchange; (iv) any general moratorium on commercial banking activities in New York or Amsterdam declared by the relevant authorities; (v) any outbreak or escalation of hostilities in which the United States or The Netherlands is involved, any declaration of war or a national emergency by the United
     States or The Netherlands, if the effect of any such event specified in this clause (v) in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Closing Date on the terms and in the manner contemplated in the Prospectus; or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, The Netherlands or elsewhere which, in the judgment of the Representatives, would materially and adversely affect the financial markets or the market for the Securities and other convertible debt (if the Debt Securities include Convertible Debt Securities) or other debt securities.

          (d) (i) Neither the Company nor any of the Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or consolidated long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or the officers and directors of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives, after consultation with the Company if practicable, so material and adverse to the Company and its subsidiaries taken as a whole as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the Closing Date on the terms and in the manner contemplated in the Prospectus.

          (e) The Representatives shall have received an opinion, dated the Closing Date, of White & Case LLP, counsel for the Company, to the effect that:

               (i) If the Representatives pursuant to the Terms Agreement have the right to elect to take delivery of some or all of the Securities in the form of ADNs, assuming (x) due authorization, execution and delivery by the Company under Dutch law of the Deposit Agreement and the Indenture, (y) due authorization, execution and delivery of the Deposit Agreement and the Indenture by the Depositary and the Trustee, respectively, and (z) that each of the Depositary, the Trustee and (under Dutch law) the Company has full power, authority and legal right to enter into and perform its obligations thereunder, that each of the Deposit Agreement and the Indenture constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

               (ii) If the Representatives pursuant to the Terms Agreement have the right to elect to take delivery of some or all of the Securities in the form of ADNs, upon due issuance by the Depositary of a master ADNR (the "Master ADNR") evidencing ADNs being delivered on the Closing Date against the deposit of Securities to be deposited by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such Master ADNR with respect to such Securities will be duly and validly issued and the person in whose name the Master ADNR is registered will be entitled to the rights specified therein and in the Deposit Agreement;

               (iii) The Indenture has been duly qualified under the Trust Indenture Act;

               (iv) Assuming due authorization, execution and issuance by the Company under Dutch law of the Securities, the Securities constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, or to general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

               (v) The Securities have been duly authenticated in the manner provided in the Indenture, are entitled to the benefits provided by the Indenture, and conform in all material respects to the description of the Debt Securities contained in the Prospectus;

               (vi) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 12 of this Agreement and Section 11.12 of the Indenture, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to the Terms Agreement (including the provisions of this Agreement), the Securities or the Indenture, as the case may be, or the transactions contemplated thereby or hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 12; and service of process effected on such agent in the manner set forth in Section 12 will be effective to confer valid personal jurisdiction over the Company in the New York Courts; provided, however, that such counsel need express no opinion as to whether a Federal court sitting in New York would have jurisdiction in a suit, action or proceeding against the Company brought by one or more plaintiffs who are not United States nationals or residents;

               (vii) No consent, approval, authorization or order of, or registration or qualification with, any Federal or New York court or governmental agency or body is required for the issue and sale of the Securities or, if the Debt Securities include Convertible Debt Securities, the issuance of Common Shares upon conversion thereof, or the consummation by the Company of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) or the Indenture, except the registration under the Act of the Securities and, if applicable, the ADNs, and such consents, approvals, authorizations, registrations or qualifications as have been obtained and made and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need express no opinion);

               (viii) If the Representatives pursuant to the Terms Agreement have the right to elect to take delivery of some or all of the Securities in the form of ADNs, the statements set forth in the Prospectus under the caption "Description of American Depositary Receipts Relating to Notes of Royal Ahold", insofar as they purport to constitute a summary of the terms of the ADNs, fairly summarize in all material respects the terms of the Deposit Agreement and the ADNs and the agreements set forth therein;

               (ix) The statements set forth in the Prospectus under the caption "Description of Debt Securities", insofar as they purport to constitute a summary of the terms of the Securities, fairly summarize in all material respects the terms thereof;

               (x) The statements set forth in the Prospectus under the caption "Taxation--U.S. Taxation", to the extent they constitute matters of United States Federal income tax law and legal conclusions with respect thereto, are accurate in all material respects;

               (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

               (xii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the relevant Closing Date (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (xiii) The Registration Statement relating to the Securities, as of its effective date, the ADN Registration Statement (if applicable), as of its effective date, the Registration Statement, the ADN Registration Statement (if applicable) and the Prospectus, as of the date of the Terms Agreement (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) appeared on their face to comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder; nothing has come to such counsel's attention which causes it to believe that the Registration Statement relating to the Securities, as of its effective date, the ADN Registration Statement (if applicable), as of its effective date, or the Prospectus, as of the date of the Terms Agreement (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or that the Prospectus, as amended or supplemented as of the Closing Date, as of the Closing Date (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel may state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADN Registration Statement (if applicable) or the Prospectus, except for those referred to in subsection (vi) or
          (vii) of this Section 5(e).

          In rendering such opinion, such counsel may state that they express no opinion as to the laws other than the Federal securities law of the United States and the law of the State of New York.

          (f) The Representatives shall have received an opinion dated the Closing Date, from the General Counsel or the Vice President Legal Affairs of the Company, to the effect that:

               (i) Nothing has come to such counsel's attention that causes such counsel to believe that any of the documents incorporated by reference in the Prospectus and any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when it was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (ii) Nothing has come to such counsel's attention which causes such counsel to believe that the Registration Statement relating to the Securities, as of its effective date, the ADN Registration Statement (if applicable), as of its effective date, the Registration Statement, the ADN Registration Statement (if applicable) and the Prospectus, as of the date of the Terms Agreement (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustees' Statements of Eligibility on Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or that the Prospectus, as amended or supplemented as of the Closing Date, as of the Closing Date (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii) The execution, delivery and filing by or in the name of the Company of the Registration Statement have been duly authorized by the Company.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws other than the laws of The Netherlands.

          (g) The Representatives shall have received an opinion, dated the Closing Date, of De Brauw Blackstone Westbroek N.V., Dutch counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is validly existing under the law of The Netherlands as a legal entity in the form of a "naamloze vennootschap" (a public company with limited liability).

               (ii) This Agreement, the Terms Agreement and the Indenture have been duly executed and delivered by the Company.

               (iii) If the Debt Securities include Convertible Debt Securities, the Common Shares initially issuable upon conversion thereof have been duly authorized and, when such Common Shares are issued and delivered upon such conversion, will be validly issued by the Company in accordance with the laws of The Netherlands and the provisions of the Articles of Association applicable thereto and will be fully paid and non-assessable. Pursuant to the Articles of Association and the laws of The Netherlands, the Common Shares initially issuable upon conversion thereof may be freely issued by the Company to or for the account of the holders of the Debt Securities converting the same in the manner contemplated by the Indenture.

               (iv) The Company has the corporate power and corporate authority to execute and deliver and perform the obligations on its part to be performed under the Terms Agreement (including the provisions of this Agreement), the Indenture and the Securities and to authorize, issue and sell the Securities. The Company has the corporate power and corporate authority to conduct its business as described in the Prospectus.

               (v) The execution and delivery by the Company of this Agreement, the Terms Agreement and the Indenture and the execution, issuance and delivery of the Securities, and the performance by the Company of its obligations hereunder and thereunder and the execution, delivery and filing by or in the name of the Company of the Registration Statement and the ADN Registration Statement (if applicable) have been duly authorized by the Company.

               (vi)  The  choice  of New  York  law as the law  expressed  to be governing the Terms Agreement (including the provisions of this Agreement), the Indenture and the Securities will be recognized as the law governing the Terms Agreement (including the provisions of this Agreement), the Indenture and the Securities and accordingly the courts  of The  Netherlands  should  apply  New  York  law as the  law expressed to be governing the Terms Agreement (including the provisions of this Agreement), the Indenture and the Securities.

               (vii) The issue and sale by the Company of the Securities, if the Debt Securities include Convertible Debt Securities, the issue by the Company of the Common Shares upon conversion thereof, the compliance by the Company with the provisions under the Terms Agreement (including the provisions of this Agreement), the Indenture and the Securities, and the consummation of the transactions contemplated therein and herein, do not violate any provisions of the law of The Netherlands or the Articles of Association.

               (viii) In order to ensure the legality, validity, enforceability or admissibility in evidence of the Terms Agreement (including the provisions of this Agreement), the Indenture and the Securities, it is not necessary that the Terms Agreement (including the provisions of this Agreement), the Indenture or the Securities be filed, recorded or enrolled with any public authority, governmental agency or governmental department of The Netherlands (excluding, for the avoidance of doubt, a court in connection with legal proceedings insofar as the enforceability and admissibility in evidence are concerned), or that any stamp, registration or similar tax or charge be paid in The Netherlands, except for certain court fees in connection with legal proceedings.

               (ix) The submission to the jurisdiction of any United States Federal court or state court sitting in the Borough of Manhattan, the City of New York, State of New York, and the irrevocable waiver of any objection to the laying of venue of a proceeding in such court and of any immunity to jurisdiction of such court, to which it is or may become entitled, will, according to the courts of The Netherlands duly applying New York law as the law governing the Terms Agreement (including the provisions of this Agreement) (including such submission and waiver), the Indenture and the Securities, as the case may be, be valid and binding on the Company.

               (x) All authorizations, consents or approvals of, or registrations or filings with, any governmental department or regulatory authority of or within The Netherlands which are required for the issue and sale of the Securities by the Company or the consummation by the Company of the transactions contemplated under the Terms Agreement (including the provisions of this Agreement) and the Indenture have been obtained or made and are in full force and effect.

               (xi) The statements set forth in the Prospectus under the captions (if applicable) "Limitations on Enforcement of U.S. Laws Against Royal Ahold, Its Management, and Others", "Management" and "Description of Debt Securities" to the extent that such statements are statements as to matters of the law of The Netherlands or the Articles of Association are correct in all material respects.

               (xii) If the Debt Securities include Convertible Debt Securities, the Corporate Executive Board of the Company has in its resolutions referred to above in Section 2(g) validly resolved to exclude the preemptive rights of shareholders in respect of the issue of the Common Shares by the Company, the Corporate Executive Board of the Company has the authority to adopt such resolutions, and no other action is required to exclude such preemptive rights.

          In rendering such opinions, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (e) of this Section 5.

          (h) The Representatives shall have received an opinion, dated the Closing Date, of ___________, Dutch tax counsel for the Company, to the effect that:

               (i) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (x) if applicable, the deposit with the Depositary of Securities by the Company against the issuance of ADNRs evidencing the ADNs, (y) the sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters or (z) the sale and delivery outside The Netherlands by the Underwriters of the Securities to the initial purchasers thereof, in each case in the manner contemplated in this Agreement and the Terms Agreement;

               (ii) No capital gains, income or withholdings taxes are payable by or on behalf of the Underwriters to The Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (x) if applicable, the deposit with the Depositary of Securities by the Company against the issuance of ADNRs evidencing the ADNs, (y) the sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters or (z) the sale and delivery outside The Netherlands by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated in this Agreement and the Terms Agreement, provided that: (1) the Underwriter is not a resident or deemed resident of The Netherlands; (2) the Underwriter does not have an enterprise which in its entirety or in part carries on business in The Netherlands through a permanent establishment or permanent representative to which or to whom the Securities or ADNs are attributable, or to which or to whom the Securities or ADNs belong; and (3) the Underwriter does not and will not, as a result of the transactions referred to in clauses (x), (y), and/or (z) above, have a substantial interest or deemed substantial interest as defined in Article 20a of the Dutch Income Tax Act in the share capital of the Company or, in the event that there is such an interest, such interest belong to the business of an enterprise.

               (iii) The statements set forth in the Prospectus under the caption "Taxation--Netherlands Taxation" insofar as they relate to matters of Dutch tax law or regulation or to provisions of documents therein described, are true and accurate in all material respects.

          (i) If the Representatives pursuant to the Terms Agreement have the right to elect to take delivery of some or all of the Securities in the form of ADNs, the Representatives shall have received an opinion, dated the relevant Closing Date, of Counsel for the Depositary, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary and is enforceable in accordance with its terms, except insofar as enforceability may be limited by (a) applicable bankruptcy, insolvency, moratorium and other laws relating to creditors' rights generally and (b) general principles of equity (whether considered in an action at law or in equity); and

               (ii) When ADNRs evidencing ADNs are issued in accordance with the Deposit Agreement against the deposit, pursuant to the terms of the Deposit Agreement, of duly authorized and validly issued Securities, such ADNRs will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and as to the indemnification provisions of the Deposit Agreement.

          (j) The Representatives shall have received from _______________________, U.S. counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Registration Statement, the ADN Registration Statement (if applicable), the Prospectus and such other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (k) If the Representatives have the right to elect pursuant to the Terms Agreement to take delivery of some or all of the Securities in the form of ADNs, the Depositary shall have furnished or caused to be furnished to the Representatives at the relevant Closing Date certificates satisfactory to the Representatives evidencing the deposit with it of the Securities being so deposited against issuance of ADNRs evidencing the ADNs to be delivered by the Company at such Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADNRs evidencing such ADNs pursuant to the Deposit Agreement.

          (l) The Representatives shall have received a certificate, dated the Closing Date, of two officers of the Company satisfactory to the Representatives in which such officers, to their knowledge, shall state that the representations and warranties of the Company in this Agreement and in the Terms Agreement referred to in Section 3, if applicable, are true and correct at and as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted by the Commission, that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate, and shall cover such other matters as the Representatives may reasonably request.

          The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

          6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the ADN Registration Statement (if applicable) or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim, as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter as required by Section 4(f) and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in a Preliminary Prospectus which was corrected in the Prospectus or the Prospectus as then amended, modified or supplemented.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the ADN Registration Statement (if applicable) or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly  after receipt by an indemnified  party under  subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable (other than as a result of (i) the provisos contained in subsection (a) or (ii) the failure of the indemnified party to give notice to the indemnifying party as required under subsection (c) hereof) or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Terms Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under the Terms Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          7. Default of Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Terms Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein and therein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of the Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Closing Date for the Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the
Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this section with like effect as if such person had originally been a party to the Terms Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the
Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities to be purchased at such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase on the applicable Closing Date the principal amount of Securities which such Underwriter agreed to purchase at such Closing Date under the Terms Agreement relating to such Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under such Terms Agreement at such Closing Date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the
Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities to be purchased at such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Terms Agreement relating to such Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 4(g) and the indemnity and contribution agreements in Section 6; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to
Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 4(g) and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason, other than solely because of the termination of the Terms Agreement pursuant to Section 7 or the occurrence of any event specified in clause (ii), (iv), (v) or (vi) of Section 5(c), the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by them in connection with the offering of the Securities, but the Company shall be under no further liability to any Underwriter except as provided in Section 4(g) and Section 6.

          9. Notices. All statements, requests, notices and agreements hereunder shall be in writing and if to the Underwriters shall be sufficient in all respects, if delivered or sent by first class mail, telex, or facsimile transmission (confirmed in writing by overnight courier sent on the day of such facsimile transmission) to the address of the Representatives as set forth in the Terms Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by mail, telex, or facsimile transmission (confirmed in writing by overnight courier sent on the day of such facsimile transmission) to the address of the Company set forth in the Registration Statement, Attention:
Secretary. Any such statements, requests, notices or agreements shall have effect upon receipt thereof.

          10. Successors. This Agreement will inure solely to the benefit of and be binding upon the Company and such Underwriters as are identified in Terms Agreements and their respective officers and directors and controlling persons referred to in Sections 6 and 8, and the respective heirs, executors, administrators, successors and assigns, and no other person will acquire or have any right or obligation hereunder or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          11. Representatives. In all dealings under any Terms Agreement and hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

          12. Submission to Jurisdiction. Each of the parties hereto irrevocably
(i) agrees that any legal suit, action or proceeding arising out of or based upon a Terms Agreement (including the provisions of this Agreement) or the transactions contemplated thereby or hereby may be instituted in any New York Court, (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed Ahold U.S.A., Inc., One Atlanta Plaza, 950 East Paces Ferry Road, Suite 2575, Atlanta, Georgia 30326, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on any such Terms Agreement (including the provisions of this Agreement) or the transactions contemplated hereby or thereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

          13. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder in United States dollars that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

          14. Time of Essence. Time shall be of the essence of each Terms Agreement. As used herein the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. GOVERNING LAW. THIS AGREEMENT AND EACH TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          16. Counterparts. This Agreement and each Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


          If the foregoing is in accordance with your understanding, please sign and return three counterparts hereof.

                                                     Very truly yours,

                                                     KONINKLIJKE AHOLD N.V.


                                                     By_________________________
                                                       Name:
                                                       Title:

Accepted as of the date hereof:

[Names of Underwriters]

By:  [Representatives]


By:  ___________________________
     Name:
     Title:

On behalf of each of the Underwriters

                                                                         Annex A



                             KONINKLIJKE AHOLD N.V.

                                 DEBT SECURITIES


                                 TERMS AGREEMENT
                                 ---------------


                                                                --------- , ----


[Names and Addresses of Representatives]

Ladies and Gentlemen:

          Koninklijke Ahold N.V. (Royal Ahold), a public company with limited liability organized under the laws of The Netherlands, and with its corporate seat in Zaandam (municipality Zaanstad), The Netherlands (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _________ __, ____ (the "Underwriting Agreement"), between the Company on the one hand and __________________, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the debt securities, of the Company specified in Schedule II hereto (the "Securities"). Except to the extent explicitly provided otherwise herein, each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that, if this Terms Agreement and the Underwriting Agreement are dated different dates, each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended or supplemented relating to the Securities which are the subject of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of Securities are set forth in Schedule II hereto.

          Subject to the terms and conditions set forth herein, in Schedule II hereto and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at a purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          [With respect to all or a portion of the Securities to be purchased and sold by the several Underwriters, the Representatives may elect to have ADNs delivered and paid for hereunder in lieu of, and in satisfaction of, the Company's obligation to sell to the several Underwriters and the several Underwriters' obligations to purchase, Securities. Notice of such election shall be given by the Representatives to the Company at least two business days prior to the relevant Closing Date (the "Notification Time"). The number of ADNs to be purchased by the Underwriters as a result of the making of such election shall be adjusted by the Representatives so as to eliminate any fractional ADNs and the purchase price for any ADNs so delivered as a result of making such election shall be the purchase price per ADN set out in Schedule II hereto. Except as the context may otherwise require, references hereinafter to the Securities shall include Securities in the form of ADNs.

          If the foregoing is in accordance with your understanding, please sign and return to us _______ counterparts hereof, and upon acceptance hereof by you, on behalf of the Underwriters, this Terms Agreement and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be supplied to the Company upon request, but without warranty on your part (other than as to yourselves) as to the authority of the signers thereof.

                                                     Very truly yours,

                                                     KONINKLIJKE AHOLD N.V.


                                                     By_________________________
                                                       Name:
                                                       Title:

Accepted as of the date hereof:

By:_________________________

On behalf of each of the Underwriters

                                                                      Schedule I


                                              Principal Amount of
             Underwriter                      Securities to be Purchased
             -----------                      --------------------------











                                                  ----------------
         Total............................        ================

                                                                     Schedule II
TITLE OF SECURITIES:

     [ %] [Floating Rate] [Zero Coupon] [Notes] [Debentures] due

AGGREGATE PRINCIPAL AMOUNT:

     $------------


PRICE TO PUBLIC:

     _____% of the principal amount of the Securities, plus accrued interest [, if any,] from _________ to __________ [and accrued amortization, if any, from __________ to ____________]

     [If Securities may be issued in form of ADNs ___ may not be in $___________ Per ADN]

PURCHASE PRICE BY UNDERWRITERS:

     _____% of the principal amount of the Securities, plus accrued interest [,if any,] from _________ to __________ [and accrued amortization, if any, from __________ to ____________]

     [If Securities may be issued in form of ADNs ___ may not be in $___________ Per ADN]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     [Federal funds] [NY clearinghouse]

RANKING [SENIOR] [SUBORDINATED]

INDENTURE:

     Indenture, dated as of __________, [, as supplemented by ________,] between the Company and [if senior debt securities -- The Chase Manhattan Bank] [if subordinated debt securities - The Bank of New York], as Trustee

MATURITY:

INTEREST RATE:

     [      %] [Zero Coupon] [See Floating Rate Provisions]

     [If  Securities  may be  issued  in form of ADNs ___  Depositary  for ADNs:
     __________________________,  pursuant  to a Deposit  Agreement  dated as of
     _______________, ___]

INTEREST PAYMENT DATES:

     [months and dates]

REDEMPTION PROVISIONS:

     The Securities may be redeemed, in whole but not in part, at the option of the Company at their principal amount, together with accrued interest thereon to the date of redemption, if as a result of any change in, or amendment to, the laws or regulations of The Netherlands which becomes effective after the date of the Indenture, the Company becomes, or will become obligated to pay any Additional Amounts (as defined in the Indenture) in respect of the Securities.

     [No other provisions for redemption]

     [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of $ _____ or an integral multiple thereof, on or after _________, _________ at the following redemption prices (expressed in percentages of principal amount):
     If [redeemed on or before _________, ___ %, and if] redeemed during the 12-month period beginning ___________,

                           Year                                 Redemption
                           ----                                    Price
                                                                ----------

     and thereafter at 100% of principal amount, together in each case with accrued interest to the redemption date]

     [on any interest payment date falling on or after ____________, ___________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption].

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events]

     [Restriction on refunding]


SINKING FUND PROVISIONS:

     [No sinking fund provisions]

     [The Securities are entitled to the benefit of a sinking fund to retire $ _______ principal amount of Securities on ______ in each of the years _____ through ____ at 100% of their principal amount plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $ _________ principal amount of Securities in the years ____ through ____ at 100% of their principal amount plus accrued interest.]

[IF SECURITIES ARE EXTENDABLE DEBT SECURITIES, INSERT--


EXTENDABLE PROVISIONS:

     Securities are repayable on ______, _____ [insert date and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be ___%, and thereafter annual interest rate will be adjusted on ______, and _______ to a rate not less than ___ % of the effective annual interest rate on U.S. Treasury obligations with _________-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[IF SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT--


FLOATING RATE PROVISIONS:

     Initial annual interest rate will be __% through ____________ [and thereafter will be adjusted [monthly] [on each _____, ________, and ___________] [to an annual rate of ______ % above the average rate for
     ______  -year  [month]  [securities]  [certificates  of deposit]  issued by
     _________ and ___________________ [insert names of banks].] [and the annual interest rate [thereafter] [from ______________ through ____________] will be the interest yield equivalent of the weekly average per annum market discount rate for _____-month Treasury bills plus ___% of Interest Differential (the excess, if any, of (i) then current weekly average per annum secondary market yield for ______-month certificates of deposit over
     (ii) then current interest yield equivalent of the weekly average per annum market discount rate for ______-month Treasury bills); [from _________ and thereafter the rate will be the then current interest yield equivalent plus ____ % of Interest Differential].]

CLOSING DATE:

     [Time and date]

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

ADDRESS FOR NOTICES, ETC.:


[Other Terms]<F1>



<F1> A description of particular  tax,  accounting or other unusual  features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus for the offering.

newyork 346139 v8  [7f2z08!.DOC7f2z08!.DOC]


                                                                         ANNEX B
                                                                         -------



                          DESCRIPTION OF COMFORT LETTER

          Pursuant  to  Section  5(a)  of  the   Underwriting   Agreement,   the
accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act of 1933, as amended, (the "Act") and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Securities Exchange Act, of 1934, as amended (the "Exchange Act"), as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecast and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's reports on Form 6-K incorporated by reference into the Prospectus and, if applicable, included in the Prospectus, as indicated in their reports thereon; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included or incorporated by reference in Item 8 of the Company's Annual Report on Form 20-F for the most recent fiscal year and, if applicable, included, in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 20-F for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements incorporated by reference in the Prospectus and, if applicable, included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in a report on Form 6-K incorporated by reference in the Prospectus and, if applicable, included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows or included in a report on Form 6-K incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items incorporated by reference in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the fiscal year ended -------;

               (C) the unaudited financial statements which were not included in the Prospectus or incorporated by reference therein but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus or incorporated by reference therein and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the fiscal year ended December 29, 1996;

               (D) any unaudited pro forma consolidated condensed financial statements incorporated by reference in the Prospectus and, if applicable, included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet incorporated by reference in the Prospectus or, if applicable, included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet incorporated by reference in the Prospectus or, if applicable, included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.